                                                                    EXHIBIT 10.4
                                                                  NON-NEGOTIABLE

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                           CONVERTIBLE PROMISSORY NOTE

Principal Amount: $50,000.00                         Date: March 26, 2000
                                                     Salt Lake City, Utah

               FOR VALUE RECEIVED, SPORTSNUTS.COM INTERNATIONAL, INC., a Delaware corporation (herein referred to as "Maker" or the "Company"), hereby promises to pay to the order of John Schmitz and Stanley Aber, individuals residing in the State of New York (collectively, "Holder"), in lawful money of the United States of America, the principal sum of Fifty Thousand Dollars ($50,000.00) (the "Principal Amount"), together with interest thereon as provided below.

        1. Payment Terms. The entire Principal Amount together with all accrued but unpaid interest shall be due and payable on June 26, 2000 (the "Maturity Date"). Any payments made on this Note will be applied first to any costs and expenses (including attorneys' fees as provided in paragraph 9) incurred by Holder in connection with the collection of amounts owing pursuant to this Note, then to accrued interest, and then to reduction of principal, or as otherwise determined at Holder's discretion. The loan proceeds represented by this Note shall be disbursed by the Holder, from time to time, pursuant to a schedule of disbursements or draws approved by the Holder.

      2. Interest. Interest will accrue on Principal Amount outstanding at the rate per annum of ten percent (10%), with interest payable semiannually in arrears, at the option of Maker in cash or in shares of Common Stock of the Company.

      3. Warrants. In connection with the issuance of this Note, Maker shall execute and deliver to Holder a warrant ("Warrant") for the right to purchase an aggregate of Two Million Five Hundred Thousand (2,500,000) shares of Common Stock of the Company. The Warrant shall be exercisable at a purchase price of $0.10 per share. The specific terms and conditions of the Warrant are more specifically set forth in Exhibit "A" attached hereto. The Warrant shall expire three (3) years from the date of this Note.

      4. Right of Conversion.

            4.1 Election Right for Conversion Into Common Stock. This Note, together with

                                                                  NON-NEGOTIABLE

all accrued interest (the "Repayment Amount"), shall at any time prior to the Maturity Date may be converted in its entirety upon the election of the Holder into fully-paid and non-assessable shares of Common Stock equal to Twenty (20) times the U.S. dollar value of the Repayment Amount.

                  4.2 Effect of Election to Convert. Election by the Holder to convert the Repayment Amount into Common Stock shall be effective only as to the conversion of all, but not less than all, of the total principal amount of the Note plus all interest and other amounts then outstanding. Such election shall be effected by the Holder delivering to the Company this Note together with a written statement electing such conversion. Such conversion shall be effective as of the date on which the Company receives such written statement.

                 4.3 Mechanics of Conversion. Within two (2) business days after receiving the Holder's written election to convert and this Note, the Company shall issue and deliver to the Holder a certificate or certificates, registered in the name of Holder, for the number of full shares of Common Stock to which Holder is entitled bearing such restrictive legends as may be required by federal and state securities laws. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which the Holder shall have elected to such conversion. At the time of the issuance of the certificate for the shares of Common Stock, the rights of the Holder of the Note as such Holder shall cease, and the Holder shall be deemed to have become the holder or holders of record of the shares of Common Stock received upon conversion.

                4.4 Taxes on Conversion. The issue of stock certificates on conversion of this Note shall be made without charge to the Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in any name other than that of the Holder of this Note, and the Company shall not be required to issue or deliver any certificate in respect of such Common Stock unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               4.5 No Rights as Stockholder. Prior to the conversion of the Note, the Holder shall not be entitled to any right as a stockholder, including without limitation the right to vote or to receive dividends or other distribution, and shall not be entitled to receive any notice of any proceeding of the Company, except as provided herein.

        5. Adjustments. If at any time after this Note is executed, the Company
(i) declares a dividend or makes a distribution on the outstanding shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) effects a capital reorganization, reclassification, or change in the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or (v) otherwise changes into the same or different number of shares of any class or classes of stock, the Common Stock

                                                                  NON-NEGOTIABLE

issuable upon the conversion of this Note, the conversion price per share in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification reorganization, other similar changes in the capitalization of the Company shall be proportionately adjusted so that the Holder of this Note after such time shall be entitled to receive the aggregate number of shares of Common Stock which the Holder would have owned or been entitled to receive had this Debenture been converted immediately prior to such record date or effective date and the resulting Common Stock had been subject to such dividend, distribution, subdivision, combination or reclassification or reorganization. Such adjustment shall be made successively whenever any event specified above shall occur. No adjustments in respect of interest or dividends, other than a stock dividend, will be made upon conversion, but a payment in cash will be made by the Company in lieu of the issuance of any such fractional shares.

        6. Registration Rights. If the Company shall file a registration statement with the Securities and Exchange Commission to register shares of its Common Stock, excluding an S-8 or S-4 registration statement, the Company agrees to register the shares of Common Stock issuable from the conversion of this Note, subject to any underwriter's cutback or limitation in connection therewith.

        7. Representations and Warranties. The Maker represents and warrants to the Company that:

             7.1 The Maker (i) is a corporation duly organized and validly existing under the laws of Delaware; and (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted;

            7.2 There are no legal or arbitrary proceedings, or any proceedings by or before any governmental or regulatory authority or agency now pending, or (to the knowledge of the Maker) threatened against the Maker, which, if adversely determined, could have a material advise effect on the financial condition, operations or business of the Maker taken as a whole;

            7.3 The execution and delivery of this Note, or the Security Agreement, or the Warrant, the consummation of the transactions herein contemplated, or the compliance with the terms and provisions hereof will conflict with, or result in a breach of, or require any consent under the Articles of Incorporation or By-Laws of the Maker, or any applicable law or regulation, or any agreement or instrument to which the Maker is a party, or by which it is bound, or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of the Maker, pursuant to the terms of any such agreement or instrument.

            7.4 The Maker has all necessary corporate power and authority to execute, deliver and perform its obligations under this Note, has been duly authorized by all necessary corporate action on its part; and this Note has been duly and validly executed and delivered by the Maker and

                                                                  NON-NEGOTIABLE

constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

        8.   Default.

              8.1 Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                      (a) The failure of Maker to make any payment of principal
               or accrued interest upon this Note when the same becomes due and payable in accordance with the terms hereof without further notice or passage of time; provided however, that Maker shall have thirty (30) days to cure such default.

                      (b) The entry of a decree or order for relief by a court
               having jurisdiction in the premises in respect of the Maker in any involuntary case or proceedings under the Federal bankruptcy law, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs; or

                      (c) The commencement by the Maker of a voluntary case or
               proceeding under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Maker or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the taking of corporation action by the Maker in furtherance of any of the foregoing.

               8.2 Upon the happening of any Event of Default, (i) the entire principal and any unpaid accrued interest shall become due immediately and payable in full in cash with interest accruing thereon until paid in full, and
(ii) Holder shall have and may exercise any and all rights and remedies available hereunder, at law and in equity.

               8.3 The remedies of Holder, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Any act, omission or commission of Holder, including, specifically, any failure to exercise any right, remedy or recourse, shall be released and be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

                                                                  NON-NEGOTIABLE


        9. Attorneys' Fees. If one or more Events of Default shall occur (or any act which with notice or passage of time or both would constitute an Event of Default) under this Note, Maker promises to pay all collection costs, including but not limited to all reasonable attorneys' fees, court costs, and expenses of every kind incurred by Holder in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto.

        10. Notices. All payments and any notice required or permitted to be served hereunder shall be in writing and shall be delivered personally, or by express, overnight or courier service, by regular or certified mail, or by facsimile transmission (with a confirming copy sent by U.S. Mail, registered or certified, return receipt requested) addressed as follows, or to such other address as any party hereto may for itself designate by written notice in accordance herewith:

               TO MAKER:            SPORTSNUTS.COM
                                    10421 South 400 West, Suite 550
                                    South Jordan, Utah 84095
                                    Attn: Kenneth Denos
                                    Facsimile No.: 801-816-2599

               TO HOLDER:           ____________________________________

                                    ____________________________________

                                    ____________________________________
                                    Facsimile No.: 631-851-8711

Notice shall be deemed properly given on the date received or postmarked, whichever is earlier.

               11. Transfer. Provided that Maker's written consent is not provided (which consent shall not be unreasonably withheld), this Note may not be sold, pledged, hypothecated, or transferred in any manner, and is a non-negotiable instrument having no value whatsoever except to the Holder while the Note bears a principal balance outstanding.

               12. Waiver. Maker, for itself, its successors, transferees and assigns and all guarantors, endorsers and signers, hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Note and notice of the intention to accelerate, the release of any liable party, the release of any security for the debt, the taking of any additional security and any other indulgence or forbearance, and is and shall be directly and primarily, liable for the amount of all sums owing and to be owed hereon, and agrees that this Note and any or all payments coming due hereunder may be extended or renewed from time to time by mutual consent without in any way affecting or diminishing Maker's liability hereunder.

                                                                  NON-NEGOTIABLE

               13. Illegality and Severability. In no event shall the amount paid or agreed to be paid hereunder (including all interest and the aggregate of any other amounts taken, reserved or charged pursuant to this Note which under applicable law is deemed to constitute interest on the indebtedness evidenced by this Note) exceed the highest lawful rate permissible under applicable law; and if under any circumstances whatsoever, fulfillment of any provision of this Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Holder should receive as interest an amount which would exceed the highest lawful rate allowable under law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under this Note and not to the payment of interest, or if such excess interest exceeds the unpaid balance of principal, the excess shall be refunded to Maker. If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remaining provisions of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

               14. Governing Law. This Note shall be governed by and construed under the laws of the State of Utah without regard to the conflict of laws provisions.

               15. Venue and Jurisdiction. Any action or proceeding arising out of or relating to this Note shall be brought in the federal or state courts in the State of Utah, and Maker and Holder each consent to the jurisdiction of said courts.

               IN WITNESS WHEREOF, the parties have executed this Note as of the date first above written.

                                  "Maker"

                                   SPORTSNUTS.COM INTERNATIONAL, INC.

                                  By: /s/ Kenneth Denos
                                  ---------------------------------
                                      Kenneth Denos
                                      Executive Vice President

                                  "Holder"


                                  ---------------------------------
                                  John Schmitz

                                  ---------------------------------
                                  Stanley Aber

                                                                  NON-NEGOTIABLE

                                   EXHIBIT "A"
                                       TO
                           CONVERTIBLE PROMISSORY NOTE
                              DATED MARCH 26, 2000
                                   FOR $50,000
                  TO JOHN SCHMITZ ANED STANLEY ABER ("HOLDER")

                                                                  NON-NEGOTIABLE

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                  Void after 5:00 p.m., Mountain Standard Time
                                on March 25, 2003


                       SPORTSNUTS.COM INTERNATIONAL, INC.

                                     WARRANT

        This certifies that, for value received,John Schmitz and Stanley Aber, or registered assigns (the "Holder"), is entitled to purchase, at the Exercise Price (as defined below) and subject to the provisions of this Warrant, from SPORTSNUTS.COM INTERNATIONAL, INC., a Delaware corporation, (the "Company"), Two Million Five Hundred Thousand (2,500,000) shares of the unregistered Common Stock of the Company (the "Warrant Stock").

               1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof, but not later than 5:00 p.m., Mountain Standard Time, on March 25, 2003, or if such date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender thereof to the Company at its principal office or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, of the Exercise Price (as defined below) for the number of shares of Warrant Stock specified in such form, together with all taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall upon surrender of this Warrant for cancellation, execute and deliver a new Warrant of the same tenor evidencing the right of the Holder to purchase the balance of the shares of Warrant Stock purchasable hereunder upon the same terms and conditions as herein set forth. Upon and as of receipt by the Company of this Warrant at the office or stock transfer agent of the Company, in proper form for exercise, and accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Warrant Stock shall not then be actually delivered to the Holder.

               2. Exercise Price. This Warrant shall be exercisable at a purchase price of $0.10 per share.

               3. Reservation of Shares. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued shares of Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Warrant Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company

                                                                  NON-NEGOTIABLE

agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock upon the exercise of this Warrant.

               4. Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Warrant Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

               5.     Transfer, Exchange, Assignment or Loss of Warrant.

                        (a) This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act of 1933 and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 5 and Section 9 hereof shall be null and void and of no force and effect.

                        (b) This Warrant may be transferred or assigned only with the written consent of the Company, which shall not be unreasonably withheld. In addition, this Warrant shall be transferable only upon the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Act; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law, as further referenced in Section 9 below. Prior to the transfer or assignment, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

                        (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein includes any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

                        (d) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                        (e) Each Holder of this Warrant, the shares of Warrant Stock issued hereunder or any other security issued or issuable upon the exercise of this Warrant shall indemnify and hold harmless

                                                                  NON-NEGOTIABLE

the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the shares of Warrant Stock acquired under the Warrant, or other such securities in violation of this Warrant.

               (6) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

               (7) Adjustment of Exercise Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

                      (a) Adjustment for Dividends in Stock. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive without payment therefor, other or additional stock of the Company by way of dividend, then and in each case, the Holder of this Warrant shall, upon the exercise hereof be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of Company which such Holder would hold on the date of such exercise had it been the holder of record of such shares of Warrant Stock on the date hereof and had thereafter, during the period from the date hereof to and including the additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a) and (b) of this Section 7.

                      (b) Adjustment for Reclassification, Reorganization or Merger. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto. In each such case, the terms of this Section 7 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                      (c) Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Company shall subdivide its outstanding shares of Warrant Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares of Warrant Stock receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding

                                                                  NON-NEGOTIABLE

number of shares of Warrant Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares of Warrant Stock receivable upon exercise of the Warrant shall thereby be proportionately decreased.

               8. Officer's Certificate. Whenever the Exercise Price or the number of shares of Warrant Stock that may be acquired under the Warrant shall be adjusted as required by the provisions of Section 6 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and shares of Warrant Stock determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

               9. Transfer to Comply with the Securities Act of 1933.

                      (a) This Warrant and the shares of Warrant Stock issued hereunder or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of, except to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such shares of Warrant Stock may legally be transferred pursuant to Section 5 hereof without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provision of this
Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

                      (b) The Company may cause the following legend to be set forth on each certificate representing shares of Warrant Stock acquired under this Warrant or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

      10. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah excluding that body of law pertaining to conflicts of law.

      11. Notice. Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be delivered by hand or mailed, postage prepaid, to___________________________________________________
__________________________, or such other address as the Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if

                                                                  NON-NEGOTIABLE

delivered by hand or mailed postage prepaid to the Company at The Towers at South Towne II, 10421 South 400 West, Salt Lake City, UT 84095, attn: Kenneth I. Denos, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the 26 day of March, 2000.

                                            SPORTSNUTS.COM INTERNATIONAL, INC.



                                            By: /s/ Kenneth Denos
                                            -------------------------
                                            Kenneth Denos
                                            Executive Vice President

                                                                  NON-NEGOTIABLE
                                  PURCHASE FORM


                                                       Dated:__________________


        The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Warrant Stock, and hereby makes payment of $________ in payment of the actual exercise price thereof.



                                               --------------------------------
                                               Signature





_______________________________________________________________________________


                                 ASSIGNMENT FORM



                                                       Dated:_________________


        FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto______________________________________________
                                             (please type or print)
________________________________________________________________________________
                                    (address)
the right to purchase shares of Warrant Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable, and does hereby irrevocably constitute and appoint the Company and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.



                                                     --------------------------
                                                     Signature